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                                                                    EXHIBIT 10.2

          SECOND AMENDMENT OF TERMINATION AGREEMENT AND TERMINATION OF
                                OPTION AGREEMENT

         THIS SECOND AMENDMENT OF TERMINATION AGREEMENT AND TERMINATION OF OPTION AGREEMENT (this "Second Amendment") is entered into as of July 1, 2003, by and among AMB PROPERTY, L.P., a Delaware limited partnership ("AMB"), NUVELO, INC., a Nevada corporation, successor by merger to Hyseq, Inc., a Nevada corporation ("Nuvelo"), and GEORGE RATHMANN, an individual ("Guarantor"). AMB, Nuvelo and Guarantor are sometimes referred to individually herein as a "Party" and collectively as the "Parties."

                                    RECITALS

         A. AMB, Nuvelo and Guarantor were parties to that certain Conditional Lease Termination Agreement dated as of October 1, 2002 (the "Termination Agreement") pursuant to which the lease between AMB and Nuvelo dated as of June 23, 2000, as amended by that certain First Amendment to Lease Agreement dated December 14, 2000 (as so amended, the "Lease"), relating to, and Nuvelo's right to possession of, the approximately 59,300 rentable square feet located at 225, 249 and 257 Humboldt Court, Sunnyvale, California (the "Property"), was terminated, all as more particularly described in the Termination Agreement.

         B. In connection with the Termination Agreement, AMB and Nuvelo also entered into that certain Real Property Option and Sale Agreement and Joint Escrow Instructions dated as of October 1, 2002 (the "Option Agreement") pursuant to which AMB granted to Nuvelo an option to purchase the Property on the terms and conditions contained in the Option Agreement (the "Option"). As partial consideration for the Option, Nuvelo also executed a Promissory Note dated November 1, 2002 (the "Original Note") in the principal amount of $2,600,000 in favor of AMB, and issued to AMB a Warrant to Purchase Shares of Common Stock dated November 1, 2002 for up to 195,130 shares of common stock of Nuvelo (the "Original Warrants"). A Memorandum of Option dated November 18, 2002 executed by AMB and Nuvelo was recorded on November 18, 2002 in the Official Records of the County of Santa Clara, State of California (the "Official Records") as Instrument No 16622221.

         C. Guarantor executed a guaranty (the "Original Guaranty") of Nuvelo's obligations under the Original Note. Under the Original Guaranty, Guarantor also guaranteed and promised to pay any avoidance by Nuvelo, Nuvelo's successors or Nuvelo's creditors of all or any part of the sum of $3,100,000 which amount represents a portion of the termination fee paid to AMB pursuant to the Termination Agreement, or the recovery of any portion of such termination fee directly or indirectly from AMB as a preference, fraudulent transfer or otherwise under the Bankruptcy Code or other similar laws, which guarantee and promise terminated on February 3, 2003.

         D. The Parties acknowledge that AMB is holding an irrevocable letter of credit number 306S234524 dated November 13, 2002 in the amount of $250,000 (the "Repair Letter of Credit") issued by Union Bank of California (the "Issuing Bank") in favor of AMB, as Beneficiary, for the account of Nuvelo, as Applicant, which letter of credit secures the obligations of Nuvelo to repair the Property set forth in the Termination Agreement and certain

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side letters executed by the Parties in connection therewith (the "Original
Repair Obligations"). The Parties also acknowledge that in accordance with the Termination Agreement, the Existing Letter of Credit (as defined in the Termination Agreement) in the amount of $3,000,000 was previously returned by AMB to the Issuing Bank and has been cancelled.

         E. The Termination Agreement, the Option Agreement, the Original Note, the Warrants, the Original Guaranty, the Repair Letter of Credit and the other instruments and documents executed by or entered into among the Parties in connection therewith, are referred to herein sometimes collectively as the "Original Transaction Documents."

         F. The Parties entered into a certain Pre-Negotiation and Extension Agreement dated as of April 29, 2003, as amended by the letter agreement dated May 7, 2003, providing for, among other things, the extension of the Option Period (as defined in the Option Agreement) until 5:00 p.m. (Pacific Standard Time) on May 9, 2003 (as amended, the "Pre-Negotiation Agreement").

         G. The Parties entered into a certain Amendment of Termination Agreement and Termination of Option Agreement (referred to herein as the "Amendment") on May 9, 2003, that became effective on May 16, 2003, and certain Modification Documents (as defined in the Amendment) that also became effective on May 16, 2003. The Amendment and the Modification Documents supersede the Original Transaction Documents. The Amendment provides for amendment of the Repair Letter of Credit and termination of the Option, the Option Agreement and the other Original Transaction Documents, all on and subject to the terms and conditions provided in the Amendment and in the other Modification Documents. The Amendment and the Modification Documents further provide for termination of the Original Note and the issuance of the Amended and Restated Promissory Note, in accordance with which the principal balance under the Amended and Restated Promissory Note and all charges, costs and expenses due under it are due and payable to AMB from Nuvelo in full on May 1, 2005. Further, the Amendment provides for the issuance by Nuvelo of a warrant for AMB to purchase up to 200,000 shares of Nuvelo common stock. The Amendment together with the other Modification Documents are referred to in this Second Amendment collectively as the "Amendment Documents."

         H. The Parties now desire to amend the Amendment Documents in order to modify the arrangements made for the restoration of the Property. The Parties desire to cancel the Repair Letter of Credit number 306S234534 dated November 13, 2002, as amended, and have Nuvelo pay the sum of $250,000 directly to AMB. The Parties further desire to permit AMB to use certain materials owned by Nuvelo in the restoration of the Property. Nuvelo desires to make arrangements for the payment of $10,000 to Cole Project Management for their services with respect to the restoration project. Finally, AMB desires to terminate Nuvelo's obligation to restore the Property in accordance with the terms of Section 6 of the Amendment. Capitalized terms used but not otherwise defined herein shall have the same meanings as in the Amendment Documents.

         NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and intending to be legally bound hereby, the Parties covenant and agree as follows:

                                    AGREEMENT

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         1.       Section 6 of the Amendment is hereby deleted in its entirety.

         2. Effective as of the Effective Date, as hereinafter defined, the Original Repair Obligations set forth in Paragraph 5 of the Termination Agreement and the side letters executed by the Parties in connection therewith are terminated in their entirety. As of the Effective Date, Nuvelo has no further obligations of any kind whatsoever with respect to the repair or restoration of the Property under the Amendment Documents. Nuvelo agrees to provide AMB with the materials set forth in Exhibit E attached to this Second Amendment solely for the purpose of AMB's restoration of the Property. Nuvelo further agrees to allow AMB and its contractors, solely with the escort of an agent or employee of Nuvelo, reasonable access to [***] for the sole purpose of removing the materials listed on Exhibit E attached to this Second Amendment, and no other materials of any kind whatsoever. The materials listed on Exhibit E attached to this Second Amendment are provided to AMB at no cost to AMB in their current "AS IS" condition, without warranty, express or implied. AMB shall repair any damage to the premises of [***] caused by AMB's removal of the materials.

         3. Not more than 1 business day after the Effective Date, AMB shall return the Repair Letter of Credit number 306S234534 dated November 13, 2002, as amended by the Repair Letter of Credit Amendment, to Union Bank for cancellation effective upon the Effective Date.

         4. On July 1, 2003, Nuvelo shall wire to AMB $250,000 United States dollars (the "Repair Monies") in accordance with the following instructions: [***]

         5. On July 1, 2003, Nuvelo shall pay to Cole Project Management, LLC., care of [***], $10,000 United States dollars ("Cole Monies") as payment in full for all services provided to Nuvelo relating to repair and restoration of the Property. Nuvelo shall promptly provide AMB with a written payment notification ("Payment Notification") which shall include copy of the check for the Cole Monies and evidence of delivery of the Cole Monies to Cole Project Management, LLC.

         6. Section 10 of the Amendment is amended by deleting the last sentence of Section 10 of the Amendment.

         7. EXHIBIT E of the Amendment is amended by deleting EXHIBIT E in its entirety and replacing it with the Exhibit E attached to this Second Amendment.

         8. In addition to the deletion of Section 6 of the Amendment, the Amendment Documents are amended by deleting any and all references to, and obligations associated with, Repair Obligations, Repair Deadline, Work, and any other obligations of any kind whatsoever regarding or otherwise relating to repair or restoration of the Property by Nuvelo, including without limitation such references or obligations set forth or implied in any warranty, indemnity, discussion of liability or in Section 11 of the Amendment. AMB acknowledges and agrees that upon the Effective Date Nuvelo has no obligation to, and no liability with respect to, restoration or repair of the Property. AMB further acknowledges and agrees that upon the Effective Date Nuvelo has no obligation of any kind whatsoever under the Amendment Documents to maintain a letter of credit of any kind whatsoever for the benefit of AMB.

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         9. Any failure by AMB to return the original Repair Letter of Credit, as amended, as provided in Section 3 of this Second Amendment is a material breach of the Amendment by AMB. AMB shall execute such additional documents and instruments reasonably requested by Nuvelo or the Issuing Bank to permit the cancellation of the Repair Letter of Credit effective upon the Effective Date.

         10. For purposes of this Second Amendment, the term "Effective Date" shall mean the later of (i) the date on which AMB receives the Repair Monies from Nuvelo and (ii) the date on which AMB receives the Payment Notification from Nuvelo. If the Effective Date does not occur on or before July 10, 2003, then, unless AMB elects in writing to waive the same and to continue this Second Amendment, this Second Amendment shall terminate and be of no further force and effect and the Amendment Documents shall remain in full force and effect.

         11. This Second Amendment is governed by and construed and enforced in accordance with the laws of the State of California, without giving effect to the principles of conflicts of law.

         12. This Second Amendment is binding upon and inures to the benefit of the respective successors and assigns of each of the Parties.

         13. This Second Amendment may be executed in one or more counterparts, each of which constitutes an original and all of which taken together constitute one agreement. Any counterpart may be executed by facsimile copy and is binding on the Parties.

         14. Each person executing this Second Amendment represents that such person has full authority and legal power to do so and bind the Party on whose behalf he or she has executed this Second Amendment.

         15. Except as expressly modified by this Second Amendment, all of the terms and provisions of the Amendment Documents remain in full force and effect and are hereby ratified and confirmed by AMB, Nuvelo and Guarantor.

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         IN WITNESS WHEREOF, the parties have executed this Second Amendment of
Termination Agreement and Termination of Option Agreement on the day and year first above written.

                      AMB:

                      AMB PROPERTY, L.P., A DELAWARE LIMITED PARTNERSHIP

                      By: AMB PROPERTY CORPORATION, a Maryland corporation, its
                          general partner

                          By: ______________________________
                              John L. Rossi

                          Its: Senior Vice President

                      NUVELO:

                      NUVELO, INC., A NEVADA CORPORATION

                      By: _____________________________

                      Name: Peter S. Garcia

                      Title: Senior Vice President and CFO

                      By: _____________________________

                      Name: Linda A. Fitzpatrick

                      Title: Senior Vice President, Human Resources

                      GUARANTOR:

                      ___________________________________________
                      GEORGE RATHMANN

                      SSN #: [***]

                      The undersigned, the wife of George Rathmann, hereby consents to the foregoing Second Amendment and acknowledges that such Second Amendment and the other documents entered into by George Rathmann in connection therewith creates binding obligations of George Rathmann and the undersigned, and their individual, joint and community assets.

                      SPOUSE OF GUARANTOR:

                      ___________________________________
                      FRANCES JOY RATHMANN

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                      SSN #: [***]

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                                    EXHIBIT E

The following itemization details those materials to be provided to AMB from stored inventory at [***] for the sole purpose of completing cold shell improvements at the Property.

         MATERIAL SCHEDULE

                  - 2 urinals

                  - 4 water closets

                  - 2 floor drains

                  - 20 drain caps

                  - 15 plumbing elbows/connectors

                  - 210 pieces 6" metal studs (18'-0" long)

                  - 50 pieces 3 5/8" metal studs (9'-0" long)

                  - 15 pieces of slotted track (10'-0" long)

                  - 125 sheets of the 4'-0" X 10'-0" sheetrock

                  - Twenty-four 8'-0" suspended 2 bulb light fixtures

                  - 1,500 lineal feet of conduit and wire for lighting circuits

                  - other materials required to complete the cold shell improvements that are mutually identified and mutually agreed upon by the parties

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